Exhibit 99.1

InfuSystem Holdings, Inc. 3851 W. Hamlin Road Rochester Hills, MI 48309 248-291-1210

FOR IMMEDIATE RELEASE
CONTACT:    Joe Dorame, Joe Diaz & Robert Blum
            Lytham Partners, LLC
        602-889-9700

InfuSystem to Present at Sidoti Winter Virtual Investor Conference on Wednesday, January 19, 2022

Investor Presentation to be held at 8:30 a.m. Eastern Time

Rochester Hills, Michigan, January 13, 2022 - InfuSystem Holdings, Inc. (NYSE American: INFU) (“InfuSystem” or the “Company”), a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers, announced today that Richard DiIorio, Chief Executive Officer, Barry Steele, Chief Financial Officer, and Carrie Lachance, President and Chief Operating Officer, will present at the Sidoti Winter Virtual Investor Conference at 8:30 a.m. ET on Wednesday, January 19, 2022.

A webcast of the presentation will be available on the Company’s website at https://ir.infusystem.com. A replay of the presentation will be available following the event.

Management is scheduled to host virtual one-on-one meetings throughout the event. Investors interested in arranging one-on-one meetings should contact your conference representative. Conversely, you may also call or email Lytham Partners at 602-889-9700, or infu@lythampartners.com.

About Sidoti & Company, LLC

For over two decades, Sidoti has been a premier provider of independent securities research focused specifically on Small Cap and Micro Cap companies and the institutions that invest their securities, with most of our coverage in the $50 million to $3 billion market cap range. Our approach affords companies and institutional clients a combination of high-quality research, a Small Cap and Micro Cap focused nationwide sales effort, and broad access to corporate management teams. We serve 500+ institutional clients in the U.S. and Canada, including many leading managers with portfolios with $200 million to $2 billion of AUM. Sidoti promotes meaningful interaction between issuers and investors in the Small Cap and Micro Cap space through a series of investor conferences (www.sidoti.com/events) we host each year.

About InfuSystem Holdings, Inc.

InfuSystem Holdings, Inc. (NYSE American: INFU), is a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers. INFU services are provided under a two-platform model. The lead platform is Integrated Therapy Services (“ITS”), providing the last-mile solution for clinic-to-home healthcare where the continuing treatment involves complex durable medical equipment and services. The ITS segment is comprised of Oncology, Pain Management, Wound Therapy and Lymphedema businesses. The second platform, Durable Medical Equipment Services (“DME Services”), supports the ITS platform and leverages strong service orientation to win incremental business from its direct payer clients. The DME Services segment is comprised of direct payer rentals, pump and consumable sales, and biomedical services and repair. Headquartered in Rochester Hills, Michigan, the Company delivers local, field-based customer support and also operates Centers of Excellence in Michigan, Kansas, California, Massachusetts, Texas and Ontario, Canada.

Forward-Looking Statements

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, our share repurchase program and capital allocation strategy, business plans, objectives and prospects, future operating or financial performance and guidance. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the uncertain impact of the COVID-19 pandemic, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law, contributions from acquired businesses or new business lines, products or services and other risk factors disclosed in the Company’s most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. All forward-looking statements made in this press release speak only as of the date hereof. We do not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Additional information about InfuSystem Holdings, Inc. is available at www.infusystem.com.

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